                                                                   EXHIBIT 10.30

     THIS SECOND SUPPLEMENTAL INDENTURE is dated as of January 31, 2001, between Dynamic Details, Incorporated., a California corporation (the "Company"), Dynamic Details Incorporated, Virginia, a Delaware corporation ("Dynamic Details Virginia"), DDi Sales Corp., a Delaware corporation ("DDi Sales"), Dynamic Details Texas, L.P., a Delaware limited partnership ("Dynamic Details Texas"), Dynamic Details, L.P., a Delaware limited partnership ("DDi-Texas"), the 1998 Guarantors (as defined below), and State Street Bank and Trust Company, a Massachusetts trust company, as trustee under the Indenture hereinafter mentioned (the "Trustee").

     Capitalized terms not defined herein shall have the meaning assigned to such terms in the Existing Indenture (as defined below). Dynamic Details Virginia, DDi Sales, Dynamic Details Texas and DDi-Texas are referred to herein as the "2001 Guarantors".

     WHEREAS, the Company heretofore executed and delivered to the Trustee an indenture dated as of November 18, 1997 (the "Existing Indenture", and the Existing Indenture, as it may from time to time be supplemented or amended by one or more additional indentures supplemental thereto entered into pursuant to the applicable provisions thereof, being hereinafter called the "Indenture"), providing for the creation of and issuance of Detail's 10% Senior Subordinated Notes due 2005 (the "Notes");

     WHEREAS, the Company and Dynamic Circuits, Inc., a Delaware corporation ("DCI"), Colorado Springs Circuits, Inc., a Colorado corporation ("NTI"), and Cuplex, Inc., a Delaware corporation ("Cuplex") (collectively the "1998 Guarantors") heretofore executed and delivered to the Trustee an indenture dated as of July 23, 1998 (the "First Supplemental Indenture"), providing for the addition of the 1998 Guarantors as parties to the Existing Indenture; and

     WHEREAS, Section 1018 of the Indenture provides that the Company will cause each Restricted Subsidiary created or acquired by the Company which Guarantees the Bank Indebtedness to execute and deliver a Subsidiary Guarantee.

     NOW, THEREFORE, THIS SECOND SUPPLEMENTAL INDENTURE WITNESSETH:

     That, for and in consideration of the premises herein contained and in order to comply with the terms of Section 1018 of the Indenture, pursuant to
Section 901 of the Indenture, the Company and the 2001 Guarantors agree with the Trustee as follows:

1.  Amendment of Indenture

     1.1 Addition of 2001 Guarantors as Parties. The Indenture is hereby amended to add each of the 2001 Guarantors as parties thereto solely for the purpose of providing the Subsidiary Guarantee set forth in Section 1.2 below.

     1.2  Article 14.  Section 1401 of the Indenture is hereby amended as
          ----------
follows:

               ARTICLE FOURTEEN.  EXISTING SUBSIDIARY GUARANTORS

     SECTION 1401. Pursuant to Section 1018 of this Indenture and subject to Sections 1402 and 1403 hereof, each of Dynamic Circuits Inc., Colorado Springs Circuits, Inc., Cuplex, Inc., Dynamic Details Incorporated Virginia, DDi Sales Corp., Dynamic Details Texas, L.P. and DDi-Texas, L.P. (collectively the "Existing Subsidiary Guarantors") hereby unconditionally Guarantee (but subject to the limitations and provisions set forth in Section 1018 hereof) on a joint and several basis, the full and prompt payment of the principal of, premium, if any and interest on the Notes on a senior subordinated basis for so long as such Restricted Subsidiary Guarantees the Bank Indebtedness.

     1.3  Amendment of Section 202.  Pursuant to Section 906 of the Indenture,
Section 202 of the Indenture is hereby amended by adding the following to the end thereof:

     Discount Notes issued after July 23, 1998 shall bear the following legend:

     EACH OF DYNAMIC CIRCUITS INC., COLORADO SPRINGS CIRCUITS, INC., AND CUPLEX, INC. HAVE PROVIDED A SUBSIDIARY GUARANTEE WITH RESPECT TO THE NOTES PURSUANT TO A SUPPLEMENTAL INDENTURE DATED AS OF JULY 23, 1998

     Discount Notes issued after January 31, 2001 shall bear the following legend:

     EACH OF DYNAMIC DETAILS INCORPORATED, VIRGINIA, DDi SALES CORP.,
     DYNAMIC DETAILS TEXAS, L.P. AND DDi-TEXAS, L.P. HAVE PROVIDED A SUBSIDIARY GUARANTEE WITH RESPECT TO THE NOTES PURSUANT TO A SUPPLEMENTAL INDENTURE DATED AS OF JANUARY 31, 2001.

2.   Privileges and Immunities of Trustee.
     ------------------------------------

     The Trustee accepts the amendment of the Indenture effected by this Second Supplemental Indenture but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended. The Trustee shall not be responsible for the adequacy or sufficiency of the Second Supplemental Indenture, for the due execution thereof by the Company and the Existing Subsidiary Guarantors or for the recitals contained herein, which are the Company's and the Existing Subsidiary Guarantors' responsibilities.

3.  Miscellaneous Provisions

     3.1 Instruments to be Read Together. This Second Supplemental Indenture is an indenture supplemental to and in implementation of the Existing Indenture, and said Existing Indenture and this Second Supplemental Indenture shall henceforth be read together.

     3.2 Confirmation. The Existing Indenture as amended and supplemented by this Second Supplemental Indenture is in all respects confirmed and preserved.

     3.3 Counterparts. This Second Supplemental Indenture may be signed in any number of counterparts each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     3.4 Governing Law. This Second Supplemental Indenture shall be governed by, and be construed in accordance with, the laws of the State of New York excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the state of New York. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the state of New York and the U.S. federal courts, in each case sitting in the borough of Manhattan, and waives any objection as to venue or forum non conveniens.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed as of the day and year first above written.

                              DYNAMIC DETAILS, INCORPORATED

                              By:____________________________
                              Name:
                              Title:

ATTEST:

--------------------------
Name:
Title:
                              DYNAMIC DETAILS  INCORPORATED, VIRGINIA
                              (Effective as of August 4, 2000)

                              By:____________________________
                              Name:
                              Title:
ATTEST:

--------------------------
Name:
Title:

                              DDI SALES CORP.
                              (Effective as of December 31, 2000)

                              By:____________________________
                              Name:
                              Title:

ATTEST:

--------------------------
Name:
Title:

                              DYNAMIC DETAILS TEXAS, L.P.
                              (Effective as of December 31, 2000)

                              By:____________________________
                              Name:
                              Title:


ATTEST:

--------------------------
Name:
Title:

                              DYNAMIC DETAILS, L.P.
                              (Effective as of December 31, 2000)


                              By:____________________________
                              Name:
                              Title:
ATTEST:

--------------------------
Name:
Title:

                              DYNAMIC DETAILS INCORPORATED, SILICON VALLEY
                              (Formerly Dynamic Circuits, Inc.)

                              By:____________________________
                              Name:
                              Title:

ATTEST:

________________________
Name:
Title:

                              DYNAMIC DETAILS INCORPORATED, TEXAS
                              (Formerly Cuplex, Inc.)


                              By:_____________________________
                              Name:
                              Title:
ATTEST:

__________________________
Name:
Title:

                               DYNAMIC DETAILS INCORPORATED, COLORADO SPRINGS
                              (Formerly Colorado Springs Circuits, Inc.)


                              By:_____________________________
                              Name:
                              Title:



ATTEST:

--------------------
Name:
Title:

                              STATE STREET BANK AND TRUST
                              COMPANY


                              By:______________________________
                              Name:      Earl W. Dennison, Jr.
                              Title:     Vice President